EXHIBIT 99.4

Case 23-11120-BLS Doc 762 Filed 12/21/23 Page 1 of 12 UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE In Re. Proterra Operating Company, Inc. Monthly Operating Report Reporting Period Ended: 11/30/2023 Months Pending: 4 Reporting Method: Accrual Basis Debtor's Full-Time Employees (current): Debtor's Full-Time Employees (as of date of order for relief): Supporting Documentation (check all that are attached): § Case No. 23-11121 § § Lead Case No. 23-11120 § Jointly Administered Chapter 11 Petition Date: 08/07/2023 Industry Classification: 3 3 6 1 Cash Basis 787 939 (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ Andrew L. Magaziner Signature of Responsible Party 12/21/2023 Date Andrew L. Magaziner Printed Name of Responsible Party Young Conaway Stargatt & Taylor LLP 1000 North King St, Wilmington, DE 19801 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021)

Case 23-11120-BLS Doc 762 Filed 12/21/23 Page 2 of 12 Debtor's Name Proterra Operating Company, Inc. Case No. 23-11121 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $138,900,788 b. Total receipts (net of transfers between accounts) $12,734,524 $104,250,223 c. Total disbursements (net of transfers between accounts) $39,648,793 $130,163,276 d. Cash balance end of month (a+b-c) $111,986,519 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $39,648,793 $130,163,276 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $56,601,225 b. Accounts receivable over 90 days outstanding (net of allowance) $5,564,013 c. Inventory ( Book Market Other (attach explanation)) $248,462,174 d Total current assets $463,727,669 e. Total assets $631,088,860 f. Postpetition payables (excluding taxes) $52,736,765 g. Postpetition payables past due (excluding taxes) $1,615,406 h. Postpetition taxes payable $1,539,629 i. Postpetition taxes past due $108,640 j. Total postpetition debt (f+h) $54,276,394 k. Prepetition secured debt $181,085,522 l. Prepetition priority debt $0 m. Prepetition unsecured debt $206,234,550 n. Total liabilities (debt) (j+k+l+m) $441,596,466 o. Ending equity/net worth (e-n) $189,492,394 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $0 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $18,313,473 b. Cost of goods sold (inclusive of depreciation, if applicable) $22,655,132 c. Gross profit (a-b) $-4,341,659 d. Selling expenses $1,007,001 e. General and administrative expenses $30,209,931 f. Other expenses $211,732 g. Depreciation and/or amortization (not included in 4b) $619,000 h. Interest $-1,306,337 i. Taxes (local, state, and federal) $0 j. Reorganization items $-12,242,083 k. Profit (loss) $-49,514,279 $-53,589,013 UST Form 11-MOR (12/01/2021)

Case 23-11120-BLS Doc 762 Filed 12/21/23 Page 3 of 12 Debtor's Name Proterra Operating Company, Inc. Case No. 23-11121 Part 5: Professional Fees and Expenses a. Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative Debtor's professional fees & expenses (bankruptcy) Aggregate Total $5,309,285 $5,697,168 $5,309,285 $5,697,168 Itemized Breakdown by Firm Firm Name Role i Paul, Weiss, Rifkind, Wharton & Lead Counsel $0 $0 $0 $0 ii Young Conaway Stargatt & Tay Local Counsel $0 $0 $0 $0 iii FTI Consulting, Inc. Financial Professional $4,750,579 $4,750,579 $4,750,579 $4,750,579 iv Moelis & Company Financial Professional $0 $0 $0 $0 v KPMG LLP Financial Professional $0 $0 $0 $0 vi Kurtzman Carson Consultants L Other $558,706 $946,589 $558,706 $946,589 vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi UST Form 11-MOR (12/01/2021)

Case 23-11120-BLS Doc 762 Filed 12/21/23 Page 4 of 12 Debtor's Name Proterra Operating Company, Inc. Case No. 23-11121 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii UST Form 11-MOR (12/01/2021)

Case 23-11120-BLS Doc 762 Filed 12/21/23 Page 5 of 12 Debtor's Name Proterra Operating Company, Inc. Case No. 23-11121 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci b. Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total $366,639 $410,710 $366,639 $410,710 Itemized Breakdown by Firm Firm Name Role i BDO USA, LLP Financial Professional $0 $0 $0 $0 ii Greenberg Traurig, LLP Other $0 $0 $0 $0 iii Ogletree, Deakins, Nash, Smoak Other $34,650 $34,650 $34,650 $34,650 iv Bookoff McAndrews PLLC Other $7,262 $13,336 $7,262 $13,336 v Squire Patton Boggs (US) LLP Other $0 $37,996 $0 $37,996 vi Womble Bond Dickinson (US) Other $7,036 $7,036 $7,036 $7,036 vii Protiviti Inc. Financial Professional $317,691 $317,691 $317,691 $317,691 viii Demler Armstrong & Rowland, Other $0 $0 $0 $0 ix Rutan & Tucker, LLP Other $0 $0 $0 $0 x xi xii xiii xiv UST Form 11-MOR (12/01/2021)

Case 23-11120-BLS Doc 762 Filed 12/21/23 Page 6 of 12 Debtor's Name Proterra Operating Company, Inc. Case No. 23-11121 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi UST Form 11-MOR (12/01/2021)

Case 23-11120-BLS Doc 762 Filed 12/21/23 Page 7 of 12 Debtor's Name Proterra Operating Company, Inc. Case No. 23-11121 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii UST Form 11-MOR (12/01/2021)

Case 23-11120-BLS Doc 762 Filed 12/21/23 Page 8 of 12 Debtor's Name Proterra Operating Company, Inc. Case No. 23-11121 xcix c c. All professional fees and expenses (debtor & committees) $5,675,924 $6,107,878 $5,675,924 $6,107,878 Part 6: Postpetition Taxes a. Postpetition income taxes accrued (local, state, and federal) b. Postpetition income taxes paid (local, state, and federal) c. Postpetition employer payroll taxes accrued d. Postpetition employer payroll taxes paid e. Postpetition property taxes paid f. Postpetition other taxes accrued (local, state, and federal) g. Postpetition other taxes paid (local, state, and federal) Part 7: Questionnaire - During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) c. Were any payments made to or on behalf of insiders? d. Are you current on postpetition tax return filings? e. Are you current on postpetition estimated tax payments? f. Were all trust fund taxes remitted on a current basis? g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by the court? i. Do you have: Worker's compensation insurance? If yes, are your premiums current? Casualty/property insurance? If yes, are your premiums current? General liability insurance? If yes, are your premiums current? j. Has a plan of reorganization been filed with the court? k. Has a disclosure statement been filed with the court? l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? UST Form 11-MOR (12/01/2021) Current Month Cumulative $146,543 $529,170 $0 $0 $1,204,418 $3,620,212 $444,396 $1,934,043 $134,936 $368,208 $333,340 $1,310,456 $0 $0 Yes No Yes No Yes No Yes No Yes No Yes No Yes No Yes No N/A Yes No Yes No N/A (if no, see Instructions) Yes No Yes No N/A (if no, see Instructions) Yes No Yes No N/A (if no, see Instructions) Yes No Yes No Yes No

Case 23-11120-BLS Doc 762 Filed 12/21/23 Page 9 of 12 Debtor's Name Proterra Operating Company, Inc. Case No. 23-11121 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 Yes No U.S.C SS 101(14A)? m. If yes, have you made all Domestic Support Obligation payments? Yes No N/A Privacy Act Statement 28 U.S.C. SS 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. SS 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. SS 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. SS 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ David S. Black David S. Black Signature of Responsible Party Printed Name of Responsible Party Chief Financial Officer 12/21/2023 Title Date UST Form 11-MOR (12/01/2021)

Case 23-11120-BLS Doc 762 Filed 12/21/23 Page 10 of 12 Debtor's Name Proterra Operating Company, Inc. Case No. 23-11121

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Case 23-11120-BLS Doc 762 Filed 12/21/23 Page 12 of 12 Debtor's Name Proterra Operating Company, Inc. Case No. 23-11121

Cautionary Statement Regarding the Monthly Operating Report The Debtor cautions investors and potential investors not to place undue reliance upon the information contained in this Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Debtor. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the reporting requirements of the U.S. Bankruptcy Court for the District of Delaware. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), is in a format prescribed by applicable bankruptcy rules and guidelines, and is subject to future adjustment and reconciliation. Furthermore, the monthly financial information contained in the Monthly Operating Report has not been subjected to the same level of accounting review and testing that the Debtor applies when preparing its quarterly and annual consolidated financial information in accordance with GAAP. Accordingly, upon the application of such procedures, the Debtor believes that the financial information may be subject to change, and these changes could be material. There can be no assurance that, from the perspective of an investor or potential investor in the Debtor’s securities, the Monthly Operating Report is complete. Results and projections set forth in the Monthly Operating Report should not be viewed as indicative of future results.